UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23894

Exact name of registrant as specified in charter:	PGIM Credit Income Fund

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2024

Date of reporting period:	06/30/2024

Item 1 – Reports to Stockholders

(a)	Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM CREDIT INCOME FUND

SEMIANNUAL REPORT

JUNE 30, 2024

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and the information about the Fund’s portfolio holdings is for the period covered by this report and is subject to change thereafter.

The accompanying financial statements as of June 30, 2024 were not audited and, accordingly, no auditor’s opinion is expressed on them.

Mutual funds and certain closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM Credit Income Fund informative and useful. The report covers performance for the six-month period ended June 30, 2024.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.4 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Credit Income Fund

August 15, 2024

PGIM Credit Income Fund 3

Strategy and Performance Overview*

How did the Fund perform?

The PGIM Credit Income Fund’s Class Z shares returned 5.33% based on net asset value during the six-month period ended June 30, 2024 (the reporting period).

What were the market conditions?

•

Expectations of rate cuts beginning in the second half of 2024, coupled with moderating economic conditions, led to a steepening of the US Treasury yield curve. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) Though the US Federal Reserve (the Fed) indicated that the inflation fight was not yet over, the Fed signaled that its next move would be to cut interest rates, with market expectations for both the timing and number of cuts fluctuating significantly throughout the reporting period. Against the backdrop of a strong interest rate rally, credit spreads largely tightened.

•

US high yield bonds reported positive total and excess returns over the period as spreads hovered near post-Global Financial Crisis levels, due to supportive fundamentals, light net new supply, and growing evidence of an economic soft landing that increased expectations that the Fed would cut rates in the second half of 2024.

•	US bank loans also gained amid a lack of net new supply, ongoing collateralized loan obligation (CLO) demand, inflows into bank loan exchange-traded funds, and high all-in coupons.

•

Securitized credit spreads tightened over the period, with US CLO spreads seeing material tightening across the capital structure and high-quality commercial mortgage-backed securities (CMBS) trading fair to comparable corporate bonds.

•

Emerging markets debt spread performance was mixed, with hard currency emerging markets debt posting positive total returns for the reporting period—albeit at a slower pace than in 2023. Meanwhile, performance in emerging markets foreign exchange (FX) was negative. Broad US strength, sticky service inflation, widening fiscal deficits, and recent election results not only caused the underperformance of local rates but also interrupted monetary easing cycles in many countries.

What worked?

•

Overall, sector allocation and security selection both contributed to the Fund’s performance over the reporting period. Within sector allocation, overweights to the BBB CLO, emerging markets high yield, non-agency CMBS AA-and-below, British Pound Sterling (GBP) high yield corporate, US bank loan, and European high yield corporate sectors contributed the most. Within security selection, selection in US high yield corporates, US Treasuries, emerging markets high yield, and US investment grade corporates contributed the most.

•	Within credit, positioning in banking, technology, chemicals, media & entertainment, healthcare & pharmaceuticals, downstream energy, and automotives contributed most to performance.

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•

In aggregate, the Fund’s duration and tactical yield curve positioning also contributed to performance, as the US Treasury curve remained inverted and longer-dated US Treasury yields rose. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What didn’t work?

•

While overall sector allocation and security selection contributed to performance during the reporting period, an overweight allocation to the US high yield corporate sector detracted, along with security selection in European high yield corporates, GBP high yield corporates, and BBB CLOs.

•	Within credit, positioning in telecom, retailers & restaurants, upstream energy, cable & satellite, and transportation & environmental services detracted.

Did the Fund use derivatives?

The Fund used credit default swaps (CDS), total return swaps (TRS), and FX forwards to hedge credit risk and help manage the overall beta of the portfolio. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Positions in CDS contributed to performance over the reporting period, while TRS and FX forward positions detracted from performance.

Current outlook

•

Although July 2024’s weaker-than-expected payroll report in the US contributed to an abrupt market turn, that weakening had been occurring for months. It also emphasized the Fed’s focus on the labor market, which is why PGIM Fixed Income believes that a 50 basis-point cut at an upcoming meeting is on the table. (One basis point equals 0.01%.) Starting with the next Federal Open Market Committee meeting, in September, PGIM Fixed Income believes the Fed will start bringing rates back to neutral (i.e., between 3% and 3.5%, per PGIM Fixed Income).

•

Despite headlines regarding a rising recession probability for the US, PGIM Fixed Income’s base case for “moderation” (35%) remains unchanged over the coming 12 months. PGIM Fixed Income does not think that the Fed will entertain an inter-meeting cut unless the US experiences an outright collapse in payrolls and significant additional pressure on equities (hence a further tightening in financial conditions).

•

With market volatility still above trend, PGIM Fixed Income remains modestly constructive from a fundamental standpoint. Nevertheless, valuations are full. PGIM Fixed Income maintains a guardedly positive view over the medium to long term. With that stated, ongoing uncertainty will likely generate greater dispersion in corporate results, credit spreads, and alpha relative to beta. (Alpha is a measure of an investment’s active return compared to a market or index.) Thus, accurate sector rotation, bottom-up credit research, and relative-value assessment should outperform indiscriminate market exposure.

PGIM Credit Income Fund 5

Strategy and Performance Overview* (continued)

•

Within high yield, PGIM Fixed Income believes high yield spreads are close to fair value and expects excess returns to come mostly from carry in the third quarter of 2024. Longer term, PGIM Fixed Income is attuned to the risks to the economy from a sustained period of high real interest rates.

•

Bank loans continue to be supported by high all-in current coupons and yields, strong CLO formation, continued inflows into bank loan funds, and modest net new supply. PGIM Fixed Income continues to favor public, BB, and high single-B loans over sponsor-owned, low single-B, and CCC loans, as PGIM Fixed Income expects those lower-quality loans to be most impacted by the challenging fundamental backdrop.

•

In securitized products, down the capital structure, PGIM Fixed Income has observed material credit curve flattening as spreads have rapidly tightened despite deteriorating commercial real estate fundamentals in underlying assets (e.g., CMBS and CLOs).

•

With spreads near their long-term average and given the macro backdrop of moderating growth and inflation, PGIM Fixed Income remains constructive on emerging markets. While the all-in landscape remains supportive from a top-down and bottom-up perspective across emerging-markets debt segments generally, PGIM Fixed Income is cautious in light of global election outcomes and policy headwinds (i.e., tariffs, global trade, realignments, and fiscal pressures). PGIM Fixed Income continues to support emerging-markets investment-grade credit at these wider levels. Given caution over the risk of a larger global slowdown, emerging-markets high yield credit markets may continue to lag in the absence of better economic data.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Schedule of Investments (unaudited)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 122.0%

ASSET-BACKED SECURITIES 23.8%

Automobiles 1.2%

Huntington Bank Auto Credit-Linked Notes,
Series 2024-01, Class D, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	10.583%(c)	05/20/32	400	$399,990
Santander Bank Auto Credit-Linked Notes,
Series 2023-B, Class G, 144A	17.128	12/15/33	900	899,854

				1,299,844

Collateralized Loan Obligations 21.8%

Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-16A, Class D, 144A, 3 Month SOFR + 3.962% (Cap N/A, Floor 3.700%)	9.286(c)	01/20/34	1,100	1,094,509
Barings Euro CLO DAC (Ireland),
Series 2024-01A, Class D, 144A, 3 Month EURIBOR + 4.500% (Cap N/A, Floor 4.500%)	8.211(c)	07/20/37	EUR 1,000	1,070,950
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2024-03A, Class D, 144A, 3 Month SOFR + 4.150% (Cap N/A, Floor 4.150%)	9.474(c)	04/20/37	1,000	1,012,072
Carlyle Euro CLO DAC (Ireland),
Series 2022-05A, Class CR, 144A, 3 Month EURIBOR + 4.150% (Cap N/A, Floor 4.150%)	8.032(c)	04/25/37	EUR 1,000	1,076,492
CQS US CLO Ltd. (United Kingdom),
Series 2023-03A, Class D, 144A, 3 Month SOFR + 4.200% (Cap N/A, Floor 4.200%)	9.524(c)	01/25/37	1,500	1,500,051
Crown City CLO (Cayman Islands),
Series 2023-05A, Class C1AR, 144A, 3 Month SOFR + 4.100% (Cap N/A, Floor 4.100%)	9.422(c)	04/20/37	1,000	1,006,133
Elevation CLO Ltd. (Cayman Islands),
Series 2021-12A, Class D2R, 144A, 3 Month SOFR + 5.360% (Cap N/A, Floor 5.360%)	10.684(c)	04/20/37	1,000	999,211
Harvest CLO DAC (Ireland),
Series 32A, Class D, 144A, 3 Month EURIBOR + 3.600% (Cap N/A, Floor 3.600%)	7.298(c)	07/25/37	EUR 1,000	1,070,950
KKR CLO Ltd. (United Kingdom),
Series 2022-43A, Class DR, 144A, 3 Month SOFR + 4.950% (Cap N/A, Floor 4.950%)	10.279(c)	01/15/36	2,000	2,048,613
Monument CLO DAC (Ireland),
Series 01A, Class D, 144A, 3 Month EURIBOR + 4.350% (Cap N/A, Floor 4.350%)	8.102(c)	05/15/37	EUR 1,500	1,607,594

See Notes to Financial Statements.

PGIM Credit Income Fund 7

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Nassau Euro CLO DAC (Ireland),
Series 04A, Class D, 144A, 3 Month EURIBOR + 3.950% (Cap N/A, Floor 3.950%)	7.661%(c)	07/20/38	EUR 1,000	$1,070,950
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class DR, 144A, 3 Month SOFR + 4.012% (Cap N/A, Floor 4.012%)	9.355(c)	06/20/34	2,000	2,003,068
Series 2020-22A, Class DRR, 144A, 3 Month SOFR + 4.950% (Cap N/A, Floor 4.950%)	10.289(c)	09/16/31	950	957,100
OFSI BSL CLO Ltd. (Cayman Islands),
Series 2024-13A, Class D1, 144A, 3 Month SOFR + 4.500% (Cap N/A, Floor 4.500%)	9.821(c)	04/20/37	1,000	1,017,548
Silver Rock CLO (Cayman Islands),
Series 2023-03A, Class D, 144A, 3 Month SOFR + 5.050% (Cap N/A, Floor 5.050%)	10.387(c)	01/20/36	1,000	1,026,143
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class D1R, 144A, 3 Month SOFR + 5.150% (Cap N/A, Floor 5.150%)	10.475(c)	01/20/36	2,000	2,055,929
Trinitas CLO Ltd. (Bermuda),
Series 2023-26A, Class D, 144A, 3 Month SOFR + 4.500% (Cap N/A, Floor 4.500%)	9.825(c)	01/20/35	1,000	1,014,532
Z Capital Credit Partners BSL CLO Ltd. (Cayman Islands),
Series 2024-01A, Class C, 144A, 3 Month SOFR + 3.650% (Cap N/A, Floor 3.650%)	8.981(c)	04/16/36	1,500	1,521,562

				23,153,407

Consumer Loans 0.8%

Affirm Asset Securitization Trust,
Series 2024-A, Class 1E, 144A	9.170	02/15/29	850	852,316

TOTAL ASSET-BACKED SECURITIES (cost $24,887,851)				25,305,567

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.0%
Benchmark Mortgage Trust,
Series 2024-V05, Class XD, IO, 144A	3.205(cc)	01/10/57	8,000	912,706
Series 2024-V06, Class XD, IO	3.502(cc)	12/15/28	6,000	769,610
BFLD Mortgage Trust,
Series 2024-VICT, Class B, 144A, 1 Month SOFR + 2.589% (Cap N/A, Floor 2.589%)	7.889(c)	07/15/41	700	698,222
Series 2024-WRHS, Class E, 144A, 1 Month SOFR + 3.689% (Cap N/A, Floor 3.689%)	8.989(c)	08/15/26	1,000	997,500

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BMO Mortgage Trust,
Series 2024-05C03, Class XD, IO, 144A	3.088%(cc)	02/15/57	7,250	$806,638
BPR Trust,
Series 2021-TY, Class D, 144A, 1 Month SOFR + 2.464% (Cap N/A, Floor 2.350%)	7.793(c)	09/15/38	1,000	982,500
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class C, 144A	3.283(cc)	11/10/36	1,210	1,123,229
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)	6.943(c)	03/15/36	1,000	939,952
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class C, 144A, 1 Month SOFR + 2.514% (Cap N/A, Floor 2.400%)	7.843(c)	05/15/31	1,300	1,244,162

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,444,390)				8,474,519

CORPORATE BONDS 58.5%

Aerospace & Defense 2.0%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(v)	8.750	11/15/30	2,000	2,160,000

Agriculture 0.5%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A(v)	5.750	02/01/29	575	538,809

Airlines 0.2%

United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	200	193,298

Apparel 0.8%

Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	975	814,845

Auto Parts & Equipment 0.8%

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(v)	8.000	11/17/28	900	818,611

Banks 6.3%

Bank of America Corp.,
Jr. Sub. Notes, Series MM(v)	4.300(ff)	01/28/25(oo)	2,550	2,505,519
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A	5.875	04/30/29	200	202,779

See Notes to Financial Statements.

PGIM Credit Income Fund 9

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Citigroup, Inc.,
Jr. Sub. Notes, Series CC	7.125%(ff)	08/15/29(oo)	470	$469,682
Jr. Sub. Notes, Series X	3.875(ff)	02/18/26(oo)	733	694,804
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH(v)	4.600(ff)	02/01/25(oo)	1,500	1,480,256
Royal Bank of Canada (Canada),
Jr. Sub. Notes	7.500(ff)	05/02/84	750	771,383
Toronto-Dominion Bank (The) (Canada),
Jr. Sub. Notes	7.250(ff)	07/31/84	535	533,663

				6,658,086

Building Materials 0.5%

JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	325	319,264
Sisecam UK PLC (Turkey),
Gtd. Notes, 144A	8.250	05/02/29	215	218,158

				537,422

Chemicals 3.8%

Ashland, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	09/01/31	300	252,854
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes	8.500	01/12/31	400	408,250
Herens Midco Sarl (Luxembourg),
Gtd. Notes	5.250	05/15/29	EUR 710	585,401
Monitchem HoldCo 3 SA (Luxembourg),
Sr. Sec’d. Notes	8.750	05/01/28	EUR 1,345	1,492,153
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A	6.750	05/02/34	260	266,825
Syensqo SA (Belgium),
Jr. Sub. Notes	2.500(ff)	12/02/25(oo)	EUR 1,000	1,030,393

				4,035,876

Commercial Services 0.3%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	51	50,857

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	9.000%	06/01/29	30	$27,969
Autopistas del Sol SA (Costa Rica),
Sr. Sec’d. Notes	7.375	12/30/30	270	262,771

				341,597

Computers 0.5%

McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	575	530,914

Diversified Financial Services 0.7%

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.750	11/15/31	500	469,836
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.750	09/15/31	250	234,338

				704,174

Electric 5.1%

Aydem Yenilenebilir Enerji A/S (Turkey),
Sr. Sec’d. Notes	7.750	02/02/27	210	203,963
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	575	536,660
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, MTN	8.450	08/10/28	404	406,146
NRG Energy, Inc.,
Jr. Sub. Notes, 144A(v)	10.250(ff)	03/15/28(oo)	1,800	1,966,762
Vistra Corp.,
Jr. Sub. Notes, 144A(v)	7.000(ff)	12/15/26(oo)	2,300	2,278,538

				5,392,069

Engineering & Construction 0.5%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47	400	331,375
Sr. Sec’d. Notes, 144A	5.500	07/31/47	300	248,531

				579,906

Entertainment 2.4%

Caesars Entertainment, Inc.,
Gtd. Notes, 144A(v)	4.625	10/15/29	1,150	1,054,003

See Notes to Financial Statements.

PGIM Credit Income Fund 11

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750%	02/15/29		150	$139,553
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27		200	193,009
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30		500	487,406
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(v)	5.125	10/01/29		675	642,571

					2,516,542

Foods 2.9%

B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27		225	208,708
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.125	05/14/30	GBP	825	1,041,042
Bellis Finco PLC (United Kingdom),
Gtd. Notes	4.000	02/16/27	GBP	1,325	1,532,555
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		200	181,321
Post Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.250	02/15/32		140	140,356

					3,103,982

Healthcare-Services 1.3%

Chrome Holdco SAS (France),
Gtd. Notes	5.000	05/31/29	EUR	750	527,446
DaVita, Inc.,
Gtd. Notes, 144A(v)	3.750	02/15/31		975	832,263

					1,359,709

Home Builders 0.3%

Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250	09/15/27		100	98,429
Sr. Unsec’d. Notes, 144A	5.000	06/15/29		300	273,000

					371,429

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Housewares 0.2%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.375%	02/01/32		250	$215,273

Iron/Steel 0.5%

Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	9.250	10/01/28		500	523,600

Leisure Time 1.6%

Carnival Corp.,
Gtd. Notes, 144A(v)	6.000	05/01/29		550	541,063
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A(v)	8.125	01/15/29		650	680,940
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27		525	519,750

					1,741,753

Lodging 1.3%

MGM Resorts International,
Gtd. Notes(v)	4.750	10/15/28		1,075	1,023,327
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(v)	5.625	08/26/28		425	397,800

					1,421,127

Machinery-Diversified 0.6%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A	7.500	01/01/30		225	232,872
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28		400	413,209

					646,081

Media 6.7%

Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes	3.000	01/15/28	EUR	505	415,825
Altice Finco SA (Luxembourg),
Sec’d. Notes	4.750	01/15/28	EUR	1,605	1,044,216
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(v)	4.250	02/01/31		548	447,288
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29		25	9,841
Gtd. Notes	7.375	07/01/28		25	10,613

See Notes to Financial Statements.

PGIM Credit Income Fund 13

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)

DISH DBS Corp., (cont’d.)
Gtd. Notes	7.750%	07/01/26		125	$77,599
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		1,525	1,498,056
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes	4.875	01/22/30		250	221,719
Summer BidCo BV (Slovenia),
Sr. Unsec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.750%	10.000	02/15/29	EUR	412	443,157
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	6.625	06/01/27		525	503,368
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.250	01/15/30	GBP	2,275	2,440,974

					7,112,656

Mining 1.8%

First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	10/15/27		200	195,063
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A(v)	6.125	04/01/29		1,050	1,046,482
New Gold, Inc. (Canada),
Gtd. Notes, 144A(v)	7.500	07/15/27		675	678,841

					1,920,386

Oil & Gas 5.3%

Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30		20	19,376
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	8.875	01/13/33		350	361,375
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	5.375	03/30/28		400	354,375
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(v)	8.375	11/01/33		975	1,038,879
Petroleos Mexicanos (Mexico),
Gtd. Notes, MTN	8.750	06/02/29		300	294,563
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes	12.000	06/30/27	EUR	1,536	1,756,015

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Southwestern Energy Co.,
Gtd. Notes(v)	4.750%	02/01/32		850	$780,702
Wintershall Dea Finance 2 BV (Germany),
Gtd. Notes, Series NC8	3.000(ff)	07/20/28(oo)	EUR	1,100	1,042,511

					5,647,796

Packaging & Containers 0.3%

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A	4.000	10/15/27		300	281,099

Pharmaceuticals 0.8%

AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28		850	810,949

Real Estate 0.5%

Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29		575	514,702

Real Estate Investment Trusts (REITs) 0.4%

MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31		225	146,330
Gtd. Notes	5.000	10/15/27		175	145,960
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	6.500	04/01/32		190	189,975

					482,265

Retail 3.3%

Brinker International, Inc.,
Gtd. Notes, 144A(v)	8.250	07/15/30		975	1,023,902
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	11.000	11/30/28	EUR	1,085	1,233,478
Sr. Sec’d. Notes, 144A	11.000	11/30/28	EUR	625	709,919
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A	4.625	01/15/29		575	523,798
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	6.750	03/01/32		25	24,697

					3,515,794

See Notes to Financial Statements.

PGIM Credit Income Fund 15

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 3.9%

Colombia Telecomunicaciones SA ESP (Colombia),
Sr. Unsec’d. Notes	4.950%	07/17/30	250	$195,312
Eutelsat SA (France),
Sr. Unsec’d. Notes, 144A	9.750	04/13/29	EUR 500	557,448
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	10.500	05/15/30	625	622,003
Sr. Sec’d. Notes, 144A	11.000	11/15/29	1,000	1,024,526
Lorca Telecom Bondco SA (Spain),
Sr. Sec’d. Notes, 144A	5.750	04/30/29	EUR 100	108,083
TalkTalk Telecom Group Ltd. (United Kingdom),
Gtd. Notes	3.875	02/20/25	GBP 1,480	1,657,477

				4,164,849

Transportation 2.4%

GN Bondco LLC,
Sr. Sec’d. Notes, 144A(v)	9.500	10/15/31	1,450	1,354,171
XPO, Inc.,
Gtd. Notes, 144A(v)	7.125	02/01/32	1,225	1,254,333

				2,608,504

TOTAL CORPORATE BONDS (cost $62,065,767)				62,264,103

FLOATING RATE AND OTHER LOANS 26.6%

Aerospace & Defense 0.3%

Transdigm Inc,
Tranche J Term Loan, 1 Month SOFR + 2.500%	7.843(c)	02/28/31	349	349,707

Auto Manufacturers 0.2%

American Trailer World Corp.,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	9.194(c)	03/03/28	105	102,474
Novae LLC,
Tranche B Term Loan, 3 Month SOFR + 5.150%	10.497(c)	12/22/28	99	98,990

				201,464

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment 1.0%

First Brands Group LLC,
2022-Ii Incremental Term Loan, 3 Month SOFR + 5.262%	10.591%(c)	03/30/27	208	$206,680
Second Lien 2021 Term Loan, 3 Month SOFR + 8.812%	14.141(c)	03/24/28	500	477,500
Tenneco, Inc.,
Term A Loan, 1 Month SOFR + 4.850%	10.176(c)	11/17/28	199	190,659
Term B Loan	10.430	11/17/28	200	191,357

				1,066,196

Beverages 0.2%

Pegasus Bidco BV (Netherlands),
2024-1 Term Dollar Loan, 3 Month SOFR + 3.750%	9.072(c)	07/12/29	194	194,343

Building Materials 0.7%

Emerald Debt Merger Sub L.L.C.,
Term Loan	— (p)	07/31/31	300	300,000
MIWD HoldCo II LLC,
2024 Incremental Term Loan, 1 Month SOFR + 3.500%	8.844(c)	03/28/31	225	226,219
Vector WP HoldCo, Inc.,
Initial Term B Loan, 1 Month SOFR + 5.114%^	10.444(c)	10/12/28	199	198,491

				724,710

Chemicals 1.6%

Ascend Performance Materials Operations LLC,
2021 Refinancing Term Loan, 6 Month SOFR + 4.850%	10.074(c)	08/27/26	273	270,832
Consolidated Energy Finance SA (Switzerland),
2024 Incremental Term Loan, 1 Month SOFR + 4.500%	9.844(c)	11/15/30	274	266,083
Geon Performance Solutions LLC,
2024 Refinancing Term Loan, 3 Month SOFR + 4.512%	9.846(c)	08/18/28	348	349,274
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	10.180(c)	06/28/28	213	199,769
LSF11 A5 Holdco LLC,
Term Loan, 1 Month SOFR + 3.500%	8.958(c)	10/15/28	198	198,242

See Notes to Financial Statements.

PGIM Credit Income Fund 17

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals (cont’d.)

Starfruit Finco BV,
Term B Loan, 1 Month SOFR + 3.500%	8.826%(c)	04/03/28	194	$194,346
Vantage Specialty Chemicals, Inc.,
First Lien 2023 Other Term Loan, 3 Month SOFR + 4.750%	10.077(c)	10/26/26	273	269,340

				1,747,886

Commercial Services 1.8%

ArchKey Holdings, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 5.364%	10.708(c)	06/29/28	258	258,897
CoreLogic, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 3.614%	8.958(c)	06/02/28	288	282,205
Crisis Prevention Institute, Inc.,
Initial Term Loan, 3 Month SOFR + 4.750%	10.085(c)	04/09/31	200	199,500
DS Parent, Inc.,
Term B Loan, 3 Month SOFR + 5.500%	10.835(c)	01/31/31	75	74,719
EAB Global, Inc.,
Term Loan, 6 Month LIBOR + 3.500%	8.579(c)	08/16/28	224	223,912
Fly Funding II Sarl (Luxembourg),
Term B Loan, 3 Month LIBOR + 1.750%	7.330(c)	08/11/25	243	235,039
Grant Thornton LLP,
Term Loan, 1 Month SOFR + 3.250%	8.597(c)	06/02/31	150	150,438
Indy US Holdco LLC,
Fifth Amendment Incremental Term Loan, 1 Month SOFR + 6.250%	11.594(c)	03/06/28	283	283,387
TruGreen LP,
Second Refinancing Term Loan (First Lien), 1 Month SOFR + 4.100%	9.444(c)	11/02/27	203	194,011

				1,902,108

Computers 1.4%

Fortress Intermediate,
Term Loan^	— (p)	06/27/31	480	480,000
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.250%	8.579(c)	03/01/29	484	483,079

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Computers (cont’d.)

NCR Atleos LLC,
Term B Loan, 3 Month SOFR + 4.850%	10.180%(c)	03/27/29	313	$315,435
Peraton Corp.,
First Lien Term B Loan, 1 Month SOFR + 3.850%	9.194(c)	02/01/28	248	247,966

				1,526,480

Distribution/Wholesale 0.1%

Closure Systems International Group, Inc.,
Amendment No. 4 Term Loan, 1 Month SOFR + 4.000%	9.344(c)	03/22/29	75	75,281
Gloves Buyer, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 4.114%	9.458(c)	12/29/27	50	49,688

				124,969

Diversified Financial Services 0.7%

Blackhawk Network Holdings, Inc.,
Term B Loan, 1 Month SOFR + 5.000%	10.344(c)	03/12/29	250	250,261
Creative Planning LLC,
Initial Term Loan, 1 Month SOFR + 2.000%	7.344(c)	05/16/31	275	274,312
Hudson River Trading LLC,
Term Loan, 1 Month SOFR + 3.114%	8.458(c)	03/20/28	198	198,241

				722,814

Electric 0.3%

Discovery Energy Holding Corp.,
Initial Dollar Term Loan, 3 Month SOFR + 4.750%	10.085(c)	05/01/31	275	275,917

Electronics 0.2%

Roper Industrial Product,
Tranche C Dollar Term Loan, 3 Month SOFR + 3.250%	8.585(c)	11/22/29	199	199,495

Engineering & Construction 0.6%

Aegion Corp.,
New Initial Term Loan, 1 Month SOFR + 4.250%	9.594(c)	05/17/28	249	249,527
Brown Group Holding LLC,
Incremental Term B-2 Facility, 3 Month SOFR + 3.000%	8.338(c)	07/02/29	80	79,870
Initial Term Loan, 1 Month SOFR + 2.850%	8.179(c)	06/07/28	100	99,958

See Notes to Financial Statements.

PGIM Credit Income Fund 19

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Engineering & Construction (cont’d.)

Osmose Utilities Services, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 3.364%	8.708%(c)	06/23/28	198	$196,857

				626,212

Entertainment 1.5%

AP Gaming I LLC,
Term B Loan, 1 Month SOFR + 3.750%	9.094(c)	02/15/29	149	149,999
Caesars Entertainment, Inc.,
Incremental Term B-1 Loan, 3 Month SOFR + 2.750%	8.097(c)	02/06/31	349	348,751
Cinemark USA, Inc.,
Term Loan, 1 Month SOFR + 3.250%	8.592(c)	05/24/30	249	250,115
ECL Entertainment LLC,
Term B Loan, 1 Month SOFR + 4.000%	9.344(c)	08/31/30	75	75,187
Entain PLC (United Kingdom),
Facility B-3, 6 Month SOFR + 2.750%	8.014(c)	10/31/29	350	350,219
J&J Ventures Gaming LLC,
Initial Term Loan, 1 Month SOFR + 4.114%	9.458(c)	04/26/28	198	198,015
PCI Gaming Authority,
Term B Facility Loan, 1 Month SOFR + 2.614%	7.937(c)	05/29/26	225	224,638

				1,596,924

Environmental Control 0.4%

Action Environmental Group, Inc. (The),
Second Amendment Term B Loan, 3 Month SOFR + 4.000%^	9.335(c)	10/24/30	234	235,659
Madison Iaq LLC,
Initial Term Loan, 1 Month SOFR + 2.750%	8.094(c)	06/21/28	198	198,763
The Action Environmental Group, Inc.,
Term Loan^	— (p)	10/24/30	11	10,768
Term Loan^	— (p)	10/24/30	14	14,393

				459,583

Foods 0.1%

B&G Foods, Inc.,
Term Loan^	— (p)	10/10/29	125	123,750

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Healthcare-Services 0.4%

Phoenix Guarantor, Inc.,
Tranche B-4 Term Loan, 1 Month SOFR + 3.250%	8.594%(c)	02/21/31	249	$248,578
Surgery Center Holdings Inc,
2024 Refinancing Term Loan, 1 Month SOFR + 2.750%	8.089(c)	12/19/30	200	200,250

				448,828

Holding Companies-Diversified 0.6%

Belfor Holdings, Inc.,
Initial Tranche B-1 Term Loan, 1 Month SOFR + 3.750%	9.094(c)	11/01/30	258	258,739
Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	9.830(c)	12/19/30	364	339,389

				598,128

Home Furnishings 0.2%

TGP Holdings III LLC,
First Lien Closing Date Term Loan, 1 Month SOFR + 3.350%	8.694(c)	06/29/28	250	236,281

Household Products/Wares 0.2%

Kronos Acquisition Holdings, Inc. (Canada),
Tranche B-1 Term Loan, 1 Month SOFR + 4.012%	9.356(c)	12/22/26	198	198,179

Insurance 0.7%

Acrisure LLC, 2020 Term B Loan, 1 Month LIBOR + 3.500%	8.821(c)	02/16/27	274	273,105
Assured Partners, Inc., 2024 Term Loan, 1 Month SOFR + 3.500%	8.844(c)	02/14/31	268	268,581
Asurion LLC,
New B-11 Term Loan, 1 Month SOFR + 4.350%	9.694(c)	08/21/28	198	196,879

				738,565

Internet 0.2%

MH Sub I LLC, 2023 May New Term Loan, 1 Month SOFR + 4.250%	9.594(c)	05/03/28	263	262,619

See Notes to Financial Statements.

PGIM Credit Income Fund 21

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Investment Companies 1.7%

Guardian US Holdco,
Initial Term Loan, 3 Month SOFR + 3.500%	8.835%(c)	01/31/30	248	$246,305
Hurricane CleanCo Ltd. (United Kingdom),
Facility A, 3 Month LIBOR + 6.250%^	6.250(c)	10/31/29	1,221	1,543,726

				1,790,031

Leisure Time 0.1%

Recess Holdings, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%	9.844(c)	02/20/30	150	150,844

Machinery-Diversified 1.3%

CPM Holdings, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%	9.829(c)	09/28/28	199	196,886
Hyster-Yale Group, Inc.,
Term loan B Facility, 1 Month SOFR + 3.614%	8.958(c)	05/26/28	348	346,029
Innio North America Holdings,
Extended Facility B (USD), 3 Month SOFR + 4.250%	9.578(c)	11/02/28	125	124,843
STS Operating, Inc.,
First Refinancing Term Loan, 1 Month SOFR + 4.100%	9.444(c)	03/25/31	200	199,811
TK Elevator US Newco, Inc. (Germany),
Facility B-2 (USD), 1 Month SOFR + 3.500%	8.791(c)	04/30/30	522	524,409

				1,391,978

Media 1.0%

Altice Financing SA (Luxembourg),
2022 Dollar Loan, 3 Month SOFR + 5.000%	10.329(c)	10/31/27	249	213,834
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.829(c)	01/18/28	249	238,666
Univision Communications, Inc.,
2022 Incremental First-Lien Term Loan, 3 Month SOFR + 4.250%	9.585(c)	06/24/29	194	193,277
Term Loan, 1 Month SOFR + 3.614%	8.958(c)	01/31/29	400	394,875

				1,040,652

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Metal Fabricate/Hardware 1.1%

Crosby US Acquisition Corp.,
Amendment No. 3 Replacement Term Loan, 1 Month SOFR + 4.000%	9.344%(c)	08/16/29	299	$299,759
Doncasters US Finance LLC,
Initial Term Loan	11.835	04/23/30	269	267,305
Grinding Media, Inc.,
First Lien Initial Term Loan^	9.555	10/12/28	149	147,483
Tank Holding Corp.,
Term Loan, 1 Month SOFR + 5.850%	11.194(c)	03/31/28	198	194,512
Trulite Glass & Aluminum Solutions LLC,
Initial Term Loan, 1 Month SOFR + 6.000%^	11.344(c)	03/01/30	224	216,327

				1,125,386

Mining 0.3%

Arsenal AIC Parent LLC,
2024 Refinancing Term B Loan, 1 Month SOFR + 3.750%	9.094(c)	08/18/30	268	269,422

Miscellaneous Manufacturing 0.2%

AMG Advanced Metallurgical Group NV (Netherlands), 2021 Term Loan, 1 Month SOFR + 3.614%^	8.958(c)	11/30/28	249	248,114

Oil & Gas 0.2%

Apro LLC,
Term Loan^	— (p)	07/31/31	200	200,000

Packaging & Containers 0.6%

Clydesdale Acquisition Holdings, Inc.,
Term B Loan, 1 Month SOFR + 3.775%	9.119(c)	04/13/29	198	198,779
Mauser Packaging Solutions Holding Company,
Initial Term Loan, 1 Month SOFR + 3.500%	8.829(c)	04/15/27	194	194,111
Trident TPI Holdings, Inc.,
First Lien Tranche B-3 Initial Term Loan, 3 Month SOFR + 4.262%	9.571(c)	09/15/28	199	199,216

				592,106

See Notes to Financial Statements.

PGIM Credit Income Fund 23

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Pharmaceuticals 0.4%

Gainwell Acquisition Corp.,
Term B Loan, 3 Month SOFR + 4.100%	9.435%(c)	10/01/27	253	$243,102
Sharp Services LLC,
Tranche C Term Loan, 1 Month SOFR + 3.750%^	9.085(c)	12/31/28	194	194,493

				437,595

Real Estate 0.2%

BRP Nimbus LLC,
Initial Term B Loan, 1 Month SOFR + 2.500%	7.944(c)	08/27/25	217	215,667

Real Estate Investment Trusts (REITs) 0.6%

Blackstone Mortgage Trust, Inc.,
Term B-4 Loan, 1 Month SOFR + 3.500%	8.844(c)	05/09/29	362	343,211
Starwood Property Mortgage LLC,
Term B-3 Loan, 1 Month SOFR + 3.350%^	8.694(c)	07/24/26	248	248,707

				591,918

Retail 1.4%

Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.208(c)	03/06/28	178	177,919
Harbor Freight Tools USA Inc,
Term Loan	— (p)	06/11/31	500	498,264
Johnstone Supply LLC,
Initial Term Loan, 1 Month SOFR + 3.000%	8.328(c)	06/09/31	125	125,117
LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	9.179(c)	12/17/27	1	677
Petco Health & Wellness Co., Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 3.512%	8.846(c)	03/03/28	100	92,050
Whatabrands LLC,
Term B Loan, 1 Month SOFR + 2.750%	8.094(c)	08/03/28	260	260,348
White Cap Buyer LLC,
Tranche C Term Loan, 1 Month SOFR + 3.250%	8.594(c)	10/19/29	300	300,225

				1,454,600

Shipbuilding 0.2%

LSF11 Trinity Bidco, Inc.,
2023-2 Rolled Term B Loan, 1 Month SOFR + 4.000%^	9.320(c)	06/14/30	250	251,029

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Software 3.0%

athenahealth, Inc.,
Initial Term Loan	8.594%	02/15/29	278	$276,658
Boxer Parent Co., Inc.,
2028 Extended Dollar Term Loan, 1 Month SOFR + 4.000%	9.344(c)	12/29/28	547	547,120
Bracket Intermediate Holding Corp.,
2023 Refinancing Term Loan, 3 Month SOFR + 5.000%	10.435(c)	05/08/28	248	248,927
Cotiviti, Inc.,
Initial Floating Rate Term Loan, 1 Month SOFR + 3.250%	8.579(c)	05/01/31	349	348,361
Dun & Bradstreet Corp.,
Incremental Term B-2, 1 Month SOFR + 2.750%	8.096(c)	01/18/29	324	324,187
Genesys Cloud Services,
2024 Incremental Dollar Term Loan, 1 Month SOFR + 3.864%	9.208(c)	12/01/27	50	50,187
2024 Incremental No. 2 Dollar Term Loan, 1 Month SOFR + 3.500%	8.844(c)	12/01/27	299	299,892
Mitchell International, Inc.,
Initial Term Loan, 1 Month SOFR + 3.250%	8.594(c)	06/17/31	150	148,406
Polaris Newco LLC,
First Lien Dollar Term Loan, 3 Month SOFR + 4.262%	9.591(c)	06/02/28	248	247,776
Renaissance Holding Corp.,
Covenant-Lite First-Lien Term Loan, 3 Month SOFR + 4.250%	9.597(c)	04/05/30	249	248,400
Waystar Technologies, Inc.,
Initial Term Loan, 1 Month SOFR + 4.000%	9.329(c)	10/22/29	112	112,676
Webpros Investments Sarl (Luxembourg),
2024 Term Loan, 1 Month SOFR + 4.000%^	9.344(c)	03/28/31	125	125,623
Weld North Education LLC,
2024 Term Loan, 1 Month SOFR + 3.500%	8.844(c)	12/21/29	249	249,102

				3,227,315

Telecommunications 0.4%

Patagonia Holdco LLC,
Initial Term Loan, 3 Month SOFR + 5.750%	11.073(c)	08/01/29	313	295,420
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.614%	9.941(c)	05/30/30	164	145,255

				440,675

See Notes to Financial Statements.

PGIM Credit Income Fund 25

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Textiles 0.5%

ASP Unifrax Holdings, Inc.,
USD Term Loan (First Lien), 3 Month SOFR + 3.900%	9.235%(c)	12/12/25	499	$486,525

Transportation 0.0%

Kenan Advantage Group, Inc. (The),
Term B-3 Loan, 1 Month SOFR + 3.750%	9.094(c)	01/25/29	25	24,867

TOTAL FLOATING RATE AND OTHER LOANS (cost $28,170,430)				28,263,882

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.6%
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	8.835(c)	05/25/33	1,939	1,944,323
Series 2024-02R, Class A, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	8.685(c)	03/29/27	1,951	1,949,344

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,890,162)				3,893,667

SOVEREIGN BONDS 1.5%

Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes	8.250	05/09/28	300	281,625
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, EMTN	3.875	02/16/26	300	277,500
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	5.250	03/22/30	EUR 101	98,431
Sr. Unsec’d. Notes	5.875	10/17/31	EUR 400	385,944
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	6.375	01/30/34	140	140,588
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A	6.000	06/12/34	200	196,750
Turkiye Government International Bond (Turkey),
Sr. Unsec’d. Notes	7.625	05/15/34	200	201,437

TOTAL SOVEREIGN BONDS (cost $1,532,333)				1,582,275

See Notes to Financial Statements.

Description	Shares	Value

PREFERRED STOCK 0.0%

Electronic Equipment, Instruments & Components

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^
(cost $25,250)	25	$25,000

TOTAL LONG-TERM INVESTMENTS (cost $129,016,183)		129,809,013

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 5.559%) (cost $720,394)(wb)	720,394	720,394

TOTAL INVESTMENTS 122.7% (cost $129,736,577)		130,529,407
Liabilities in excess of other assets(z) (22.7)%		(24,121,240)

NET ASSETS 100.0%		$106,408,167

Below is a list of the abbreviation(s) used in the semiannual report:

EUR—Euro
GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BNP—BNP Paribas S.A.
BOA—Bank of America, N.A.
CDX—Credit Derivative Index
CGM—Citigroup Global Markets, Inc.
CITI—Citibank, N.A.
CLO—Collateralized Loan Obligation
DAC—Designated Activity Company
EMTN—Euro Medium Term Note
ETF—Exchange-Traded Fund
EURIBOR—Euro Interbank Offered Rate
IO—Interest Only (Principal amount represents notional)
JPM—JPMorgan Chase Bank N.A.
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
MSI—Morgan Stanley & Co International PLC
MTN—Medium Term Note
OTC—Over-the-counter
PIK—Payment-in-Kind
Q—Quarterly payment frequency for swaps
REITs—Real Estate Investment Trust

See Notes to Financial Statements.

PGIM Credit Income Fund 27

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

SOFR—Secured Overnight Financing Rate

T—Swap payment upon termination

TD—The Toronto-Dominion Bank

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,263,568 and 4.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2024.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of June 30, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at June 30, 2024:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Action Environmental Group, Inc. (The), Delayed Draw Term Loan, 4.500%, Maturity Date 10/24/30 (cost $35,432)^	35	$35,437	$5	$—
Doncasters US Finance LLC, Delayed Draw Term Loan, 1.500%, Maturity Date 04/23/30 (cost $26,704)	27	26,798	94	—

		$62,235	$99	$—

Forward foreign currency exchange contracts outstanding at June 30, 2024:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 07/02/24	TD	GBP	6,596	$8,372,623	$8,338,279	$—	$(34,344)
Euro,
Expiring 07/02/24	BOA	EUR	13,432	14,384,429	14,387,875	3,446	—
Expiring 07/02/24	BOA	EUR	1,865	2,000,873	1,997,896	—	(2,977)
Expiring 07/02/24	JPM	EUR	27	29,251	29,298	47	—
Expiring 08/02/24	BOA	EUR	35	37,164	37,160	—	(4)
Expiring 08/02/24	JPM	EUR	149	159,725	159,681	—	(44)

				$24,984,065	$24,950,189	3,493	(37,369)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at June 30, 2024 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 07/02/24	BNP	GBP	6,596	$8,394,852	$8,338,279	$56,573	$—
Expiring 08/02/24	TD	GBP	6,596	8,374,008	8,339,969	34,039	—
Euro,
Expiring 07/02/24	BNP	EUR	205	223,149	220,006	3,143	—
Expiring 07/02/24	BOA	EUR	13,737	14,962,673	14,714,654	248,019	—
Expiring 07/02/24	BOA	EUR	1,382	1,503,150	1,480,408	22,742	—
Expiring 08/02/24	BNP	EUR	205	219,755	219,630	125	—
Expiring 08/02/24	BOA	EUR	13,432	14,405,383	14,409,795	—	(4,412)
Expiring 08/02/24	MSI	EUR	1,000	1,073,558	1,072,779	779	—
Expiring 08/02/24	MSI	EUR	1,000	1,070,143	1,072,779	—	(2,636)

				$50,226,671	$49,868,299	365,420	(7,048)

						$368,913	$(44,417)

Credit default swap agreements outstanding at June 30, 2024:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at June 30, 2024(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Petroleos Mexicanos	09/20/24	1.000	%(Q)	270	1.433%	$(186)	$(300)	$114	CITI

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at June 30, 2024(4)	Value at Trade Date	Value at June 30, 2024	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.42.V1	06/20/29	5.000	%(Q)	7,250	3.448%	$475,833	$463,696	$(12,137)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM Credit Income Fund 29

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreement outstanding at June 30, 2024:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation) (2)

OTC Total Return Swap Agreement:
Vanguard Short-Term Corporate Bond ETF Index(T)	1 Day SOFR +5bps(T)/ 5.380%	JPM	09/17/24	19,057	$(47,306)	$—	$(47,306)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Reverse repurchase agreements outstanding at June 30, 2024:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at June 30, 2024
BNP Paribas S.A	5.590%	06/28/24	$475,000	Open	$475,000
BNP Paribas S.A	5.650%	02/12/24	1,381,875	07/05/24	1,381,875
BNP Paribas S.A	5.650%	02/12/24	1,825,000	Open	1,825,000
BNP Paribas S.A	5.680%	05/14/24	766,125	Open	766,125

See Notes to Financial Statements.

Reverse repurchase agreements outstanding at June 30, 2024 (continued):

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at June 30, 2024
BNP Paribas S.A.	5.680%	05/14/24	$711,750	Open	$711,750
BNP Paribas S.A.	5.720%	06/11/24	621,844	Open	621,844
BNP Paribas S.A.	5.750%	02/23/24	907,031	Open	907,031
BNP Paribas S.A.	5.750%	02/23/24	1,148,437	Open	1,148,437
BNP Paribas S.A.	5.750%	03/04/24	933,562	Open	933,562
BNP Paribas S.A.	5.750%	03/04/24	608,344	Open	608,344
BNP Paribas S.A.	5.790%	02/12/24	743,750	Open	743,750
BNP Paribas S.A.	5.790%	02/12/24	1,012,781	Open	1,012,781
BNP Paribas S.A.	5.790%	03/19/24	1,685,250	Open	1,685,250
BNP Paribas S.A.	5.790%	03/19/24	2,072,875	Open	2,072,875
BNP Paribas S.A.	5.790%	03/19/24	480,563	Open	480,563
BNP Paribas S.A.	5.790%	03/21/24	2,085,000	Open	2,085,000
BNP Paribas S.A.	5.790%	04/04/24	1,314,250	Open	1,314,250
BNP Paribas S.A.	5.790%	04/04/24	637,813	Open	637,813
BNP Paribas S.A.	5.790%	06/28/24	383,400	Open	383,400
BNP Paribas S.A.	5.820%	04/11/24	915,750	Open	915,750
BNP Paribas S.A.	5.820%	04/11/24	363,906	Open	363,906
BNP Paribas S.A.	5.820%	04/11/24	477,969	Open	477,969
BNP Paribas S.A.	5.820%	04/11/24	836,250	Open	836,250

			$22,388,525		$22,388,525

Open maturity dates - Certain agreements have no stated maturity and can be terminated by either party at any time.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

	Remaining Contractual Maturity of the Agreements
Reverse repurchase agreements	Overnight and Continuous	Less than 30 Days	30-90 Days	More than 90 Days	Total
Corporate Bonds	$—	$1,381,875	$—	$21,006,650	$22,388,525

Total Borrowings	$—	$1,381,875	$—	$21,006,650	$22,388,525

During the reporting period ended June 30, 2024, the Fund held reverse repurchase agreements during the period with an average value of $13,347,373 and a daily weighted average interest rate of 2.873%. In addition, Corporate Bonds with a market value of $24,347,050 have been segregated as collateral to cover the requirement for the reverse repurchase agreements outstanding at period end.

See Notes to Financial Statements.

PGIM Credit Income Fund 31

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(300)	$114	$(47,306)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$925,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$1,299,844	$—
Collateralized Loan Obligations	—	23,153,407	—
Consumer Loans	—	852,316	—
Commercial Mortgage-Backed Securities	—	8,474,519	—
Corporate Bonds	—	62,264,103	—
Floating Rate and Other Loans	—	24,025,319	4,238,563
Residential Mortgage-Backed Securities	—	3,893,667	—
Sovereign Bonds	—	1,582,275	—
Preferred Stock	—	—	25,000
Short-Term Investment
Affiliated Mutual Fund	720,394	—	—

Total	$720,394	$125,545,450	$4,263,563

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$94	$5
OTC Forward Foreign Currency Exchange Contracts	—	368,913	—

Total	$—	$369,007	$5

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(44,417)	$—
Centrally Cleared Credit Default Swap Agreement	—	(12,137)	—
OTC Credit Default Swap Agreement	—	(186)	—
OTC Total Return Swap Agreement	—	(47,306)	—

Total	$—	$(104,046)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Floating Rate and Other Loans	Preferred Stocks	Unfunded Loan Commitments
Balance as of 12/31/23	$1,458,164	$—	$—
Realized gain (loss)	47	—	—
Change in unrealized appreciation (depreciation)	42,972	(250)	5
Purchases/Exchanges
/Issuances	3,530,043	25,250	—
Sales/Paydowns	(683,470)	—	—
Accrued discount/premium	2,026	—	—
Transfers into Level 3*	249,219	—	—
Transfers out of Level 3*	(360,438)	—	—

Balance as of 06/30/24	$4,238,563	$25,000	$5

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$42,162	$(250)	$5

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

PGIM Credit Income Fund 33

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of June 30, 2024	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Floating Rate and Other Loans	$1,543,726	Market	Enterprise Value	EBITDA Multiple	8.3x
Preferred Stocks	25,000	Market	Transaction Based	Unadjusted Price	NA

	$1,568,726

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of June 30, 2024, the aggregate value of these securities and/or derivatives was $2,694,842. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2024 were as follows:

Collateralized Loan Obligations	21.8%
Commercial Mortgage-Backed Securities	8.0
Media	7.7
Banks	6.3
Oil & Gas	5.5
Chemicals	5.4
Electric	5.4
Retail	4.7
Telecommunications	4.3
Entertainment	3.9
Residential Mortgage-Backed Securities	3.6
Foods	3.0
Software	3.0
Transportation	2.4
Aerospace & Defense	2.3
Commercial Services	2.1
Mining	2.1
Computers	1.9
Machinery-Diversified	1.9
Auto Parts & Equipment	1.8
Leisure Time	1.7
Healthcare-Services	1.7
Investment Companies	1.7
Sovereign Bonds	1.5
Diversified Financial Services	1.4
Lodging	1.3
Automobiles	1.2

Building Materials	1.2%
Pharmaceuticals	1.2
Engineering & Construction	1.1
Metal Fabricate/Hardware	1.1
Real Estate Investment Trusts (REITs)	1.0
Packaging & Containers	0.9
Consumer Loans	0.8
Apparel	0.8
Insurance	0.7
Real Estate	0.7
Affiliated Mutual Fund	0.7
Holding Companies-Diversified	0.6
Agriculture	0.5
Iron/Steel	0.5
Textiles	0.5
Environmental Control	0.4
Home Builders	0.3
Internet	0.2
Shipbuilding	0.2
Miscellaneous Manufacturing	0.2
Home Furnishings	0.2
Housewares	0.2
Auto Manufacturers	0.2
Electronics	0.2
Household Products/Wares	0.2
Beverages	0.2
Airlines	0.2

See Notes to Financial Statements.

Industry Classification (continued):

Distribution/Wholesale	0.1%
Electronic Equipment, Instruments & Components	0.0 *

122.7
Liabilities in excess of other assets	(22.7)

100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2024 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker-variation margin swaps	$12,137	*
Credit contracts	—	—	Premiums received for OTC swap agreements	300
Credit contracts	Unrealized appreciation on OTC swap agreements	114	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	368,913	Unrealized depreciation on OTC forward foreign currency exchange contracts	44,417
Interest rate contracts	—	—	Unrealized depreciation on OTC swap agreements	47,306

		$369,027		$104,160

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Credit Income Fund 35

Schedule of Investments (unaudited) (continued)

as of June 30, 2024

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2024 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$268,291
Foreign exchange contracts	22,446	—
Interest rate contracts	—	27,271

Total	$22,446	$295,562

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$(41,011)
Foreign exchange contracts	582,325	—
Interest rate contracts	—	(47,306)

Total	$582,325	$(88,317)

For the six months ended June 30, 2024, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Forward Foreign Currency Exchange Contracts - Purchased (1)	$15,543,378
Forward Foreign Currency Exchange Contracts - Sold (1)	34,679,413
Credit Default Swap Agreements - Sell Protection (2)	7,314,733
Total Return Swap Agreements (2)	6,352,192

*	Average volume is based on average quarter end balances for the six months ended June 30, 2024.
(1)	Value at Settlement Date.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Reverse Repurchase Agreement	BNP Paribas S.A.	$(22,388,525)	$22,388,525	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$59,841	$—	$59,841	$—	$59,841
BOA	274,207	(7,393)	266,814	—	266,814
CITI	114	(300)	(186)	—	(186)
JPM	47	(47,350)	(47,303)	—	(47,303)
MSI	779	(2,636)	(1,857)	—	(1,857)
TD	34,039	(34,344)	(305)	—	(305)

	$369,027	$(92,023)	$277,004	$—	$277,004

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Credit Income Fund 37

Statement of Assets and Liabilities (unaudited)

as of June 30, 2024

Assets

Investments at value:
Unaffiliated investments (cost $129,016,183)	$129,809,013
Affiliated investments (cost $720,394)	720,394
Cash	75,287
Foreign currency, at value (cost $95)	95
Cash segregated for counterparty - OTC	546,000
Receivable for investments sold	2,569,294
Dividends and interest receivable	1,409,913
Deposit with broker for centrally cleared/exchange-traded derivatives	925,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	368,913
Due from Manager	98,084
Unrealized appreciation on OTC swap agreements	114
Unrealized appreciation on unfunded loan commitment	99
Prepaid expenses and other assets	451,494

Total Assets	136,973,700

Liabilities

Reverse repurchase agreements (cost $22,388,525)	22,388,525
Payable for investments purchased	7,960,332
Accrued expenses and other liabilities	115,949
Unrealized depreciation on OTC swap agreements	47,306
Unrealized depreciation on OTC forward foreign currency exchange contracts	44,417
Due to broker—variation margin swaps	4,511
Affiliated transfer agent fee payable	4,182
Premiums received for OTC swap agreements	300
Distribution fee payable	11

Total Liabilities	30,565,533

Commitment and Contingencies (Note 3)	—

Net Assets	$106,408,167

Net assets were comprised of:
Common stock, at par	$4,181
Paid-in capital in excess of par	104,475,317
Total distributable earnings (loss)	1,928,669

Net assets, June 30, 2024	$106,408,167

See Notes to Financial Statements.

Class A

Net asset value and redemption price per share, ($10,653 ÷ 419 shares of common stock issued and outstanding)	$25.45
Maximum sales charge (3.25% of offering price)	0.85

Maximum offering price to public	$26.30

Class C
Net asset value, offering price and redemption price per share,
($10,608 ÷ 417 shares of common stock issued and outstanding)	$25.44

Class Z
Net asset value, offering price and redemption price per share,
($106,386,906 ÷ 4,179,928 shares of common stock issued and outstanding)	$25.45

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Credit Income Fund 39

Statement of Operations (unaudited)

Six Months Ended June 30, 2024

Net Investment Income (Loss)

Income
Interest income (net of $4,165 foreign withholding tax)	$4,912,891
Affiliated dividend income	161,669

Total income	5,074,560

Expenses
Management fee	636,463
Distribution fee(a)	64
Offering fees	432,253
Interest expense	383,469
Professional fees	156,051
Directors’ fees	87,519
Audit fee	41,808
Custodian and accounting fees	19,144
Shareholders’ reports	16,486
Transfer agent’s fees and expenses (including affiliated expense of $6,167)(a)	6,167
SEC registration fees	1,857
Registration fees	579
Miscellaneous	35,981

Total expenses	1,817,841
Less: Expense reimbursement(a)	(540,652)
Management fee waiver	(636,463)

Net expenses	640,726

Net investment income (loss)	4,433,834

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	173,146
Forward currency contract transactions	22,446
Swap agreement transactions	295,562
Foreign currency transactions	27,487

518,641

Net change in unrealized appreciation (depreciation) on:
Investments	(46,008)
Forward currency contracts	582,325
Swap agreements	(88,317)
Foreign currencies	4,618
Unfunded loan commitments	99

452,717

Net gain (loss) on investment and foreign currency transactions	971,358

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,405,192

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z
Distribution fee	13	51	—
Transfer agent’s fees and expenses	3,071	3,071	25
Expense reimbursement	(3,125)	(3,124)	(534,403)

See Notes to Financial Statements.

PGIM Credit Income Fund 41

Statements of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2024	December 11, 2023* through December 31, 2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,433,834	$269,021
Net realized gain (loss) on investment and foreign currency transactions	518,641	13,673
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	452,717	616,612

Net increase (decrease) in net assets resulting from operations	5,405,192	899,306

Dividends and Distributions
Distributions from distributable earnings
Class A	(422)	(7)
Class C	(384)	(5)
Class Z	(4,327,578)	(47,433)

	(4,328,384)	(47,445)

Tax return of capital distributions
Class A	—	(43)
Class C	—	(40)
Class Z	—	(312,475)

	—	(312,558)

Fund share transactions
Net proceeds from shares sold	30,002,669	70,000,000
Net asset value of shares issued in reinvestment of dividends and distributions	4,328,384	360,003

Net increase (decrease) in net assets from Fund share transactions	34,331,053	70,360,003

Total increase (decrease)	35,407,861	70,899,306

Net Assets:
Beginning of period	71,000,306	101,000

End of period	$106,408,167	$71,000,306

*	Commencement of operations.

See Notes to Financial Statements.

Statement of Cash Flows

For Six Months Ended June 30, 2024

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$5,405,192

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	38,524,882
Purchases of long-term portfolio investments, net of amounts payable	(116,646,625)
Net proceeds (purchases) of short-term portfolio investments	21,947,825
Net premiums (paid) received for swap agreements	254,737
Amortization of premium and accretion of discount on portfolio investments	(517,229)
Net realized (gain) loss on investment transactions	(173,146)
Net realized (gain) loss on forward currency contract transactions	(22,446)
Net realized (gain) loss on swap agreement transactions	(295,562)
Net realized (gain) loss on foreign currency transactions	(27,487)
Net change in unrealized (appreciation) depreciation on investments	46,008
Net change in unrealized (appreciation) depreciation on forward currency contracts	(582,325)
Net change in unrealized (appreciation) depreciation on swap agreements	88,317
Net change in unrealized (appreciation) depreciation on foreign currencies	(4,618)
Net change in unrealized (appreciation) depreciation on unfunded loan commitments	(99)
(Increase) Decrease In Assets:
Dividends and interest receivable	(713,272)
Due from Manager	477,852
Prepaid expenses and other assets	162,666
Increase (Decrease) In Liabilities:
Accrued expenses and other liabilities	(425,408)
Due to broker - variation margin swaps	2,603
Affiliated transfer agent fee payable	2,088
Distribution fee payable	4

Total adjustments	(57,901,235)

Net cash provided by (used for) operating activities	(52,496,043)

Effect of exchange rate changes on cash	54,551

Cash Flows Provided By (Used For) Financing Activities:
Proceeds from Fund shares sold	30,002,669
Reverse repurchase agreements	22,388,525
Net asset value of shares issued in reinvestment of dividends	4,328,384
Cash paid on distributions from distributable earnings	(4,328,384)

Net cash provided by (used for) financing activities	52,391,194

Net increase (decrease) in cash and restricted cash, including foreign currency	(50,298)

Cash and restricted cash at beginning of period, including foreign currency	1,596,680

Cash And Restricted Cash At End Of Period, Including Foreign Currency	$1,546,382

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$383,469

See Notes to Financial Statements.

PGIM Credit Income Fund 43

Statement of Cash Flows

For Six Months Ended June 30, 2024

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

June 30, 2024
Cash	$75,287
Foreign currency, at value	95
Restricted cash:
Cash segregated for counterparty - OTC	546,000
Deposit with broker for centrally cleared/exchange-traded derivatives	925,000

Total Cash and Restricted Cash, Including Foreign Currency	$1,546,382

See Notes to Financial Statements.

Financial Highlights (unaudited)

Class A Shares
	Six Months Ended June 30, 2024		December 11, 2023(a) through December 31, 2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.19		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.06		0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.23		0.22
Total from investment operations	1.29		0.31
Less Dividends and Distributions:
Dividends from net investment income	(1.03)		-	(c)
Tax return of capital distributions	-		(0.11)
Distributions from net realized gains	-		(0.01)
Total dividends and distributions	(1.03)		(0.12)
Net asset value, end of period	$25.45		$25.19
Total Return(d):	5.20%		1.26%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11		$10
Average net assets (000)	$10		$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.49	%(f)(g)	0.75	%(h)
Expenses before waivers and/or expense reimbursement	63.10	%(f)(g)	13.72	%(h)
Net investment income (loss)	8.37	%(f)	6.39	%(h)
Portfolio turnover rate(i)	34%		1%
Reverse repurchase agreements (000)	$22,389		$-
Reverse repurchase agreements asset coverage ratio(j)	575%		—%
Reverse repurchase agreements asset coverage per $1,000 of principal(j)	$5,753		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads or redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Includes interest expense on reverse repurchase agreements of 0.74% for the period ended June 30, 2024.
(h)	Annualized, with the exception of certain non-recurring expenses.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Credit Income Fund 45

Financial Highlights (unaudited) (continued)

(j)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Financial Statements.

Class C Shares
	Six Months Ended June 30, 2024		December 11, 2023(a) through December 31, 2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.19		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.96		0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.23		0.22
Total from investment operations	1.19		0.30
Less Dividends and Distributions:
Dividends from net investment income	(0.94)		-	(c)
Tax return of capital distributions	-		(0.11)
Distributions from net realized gains	-		(-	)(c)
Total dividends and distributions	(0.94)		(0.11)
Net asset value, end of period	$25.44		$25.19
Total Return(d):	4.79%		1.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11		$10
Average net assets (000)	$10		$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.24	%(f)(g)	1.50	%(h)
Expenses before waivers and/or expense reimbursement	64.06	%(f)(g)	14.47	%(h)
Net investment income (loss)	7.61	%(f)	5.65	%(h)
Portfolio turnover rate(i)	34%		1%
Reverse repurchase agreements (000)	$22,389		$-
Reverse repurchase agreements asset coverage ratio(j)	575%		—%
Reverse repurchase agreements asset coverage per $1,000 of principal(j)	$5,753		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Includes interest expense on reverse repurchase agreements of 0.74% for the period ended June 30, 2024.
(h)	Annualized, with the exception of certain non-recurring expenses.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Credit Income Fund 47

Financial Highlights (unaudited) (continued)

(j)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Financial Statements.

Class Z Shares
	Six Months Ended June 30, 2024		December 11, 2023(a) through December 31, 2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.19		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.09		0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.23		0.22
Total from investment operations	1.32		0.32
Less Dividends and Distributions:
Dividends from net investment income	(1.06)		(0.01)
Tax return of capital distributions	-		(0.11)
Distributions from net realized gains	-		(0.01)
Total dividends and distributions	(1.06)		(0.13)
Net asset value, end of period	$25.45		$25.19
Total Return(c):	5.33%		1.27%

Ratios/Supplemental Data:
Net assets, end of period (000)	$106,387		$70,980
Average net assets (000)	$103,422		$70,609
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.25	%(e)(f)	0.50	%(g)
Expenses before waivers and/or expense reimbursement	3.53	%(e)(f)	4.86	%(g)
Net investment income (loss)	8.62	%(e)	6.62	%(g)
Portfolio turnover rate(h)	34%		1%
Reverse repurchase agreements (000)	$22,389		$-
Reverse repurchase agreements asset coverage ratio(i)	575%		—%
Reverse repurchase agreements asset coverage per $1,000 of principal(i)	$5,753		$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Includes interest expense on reverse repurchase agreements of 0.75% for the period ended June 30, 2024.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Financial Statements.

PGIM Credit Income Fund 49

Notes to Financial Statements (unaudited)

1.	Organization

PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and is operated as an “interval fund.” The Fund elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. The Fund commenced operations on December 11, 2023.

The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares.

The Fund’s investment objective is to seek total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the

Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing

PGIM Credit Income Fund 51

Notes to Financial Statements (unaudited) (continued)

transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized

PGIM Credit Income Fund 53

Notes to Financial Statements (unaudited) (continued)

gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan.

PGIM Credit Income Fund 55

Notes to Financial Statements (unaudited) (continued)

Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Reverse Repurchase Agreements: The Fund enters reverse repurchase agreements with qualified third-party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Fund upon the maturity of the transaction. During the term of the agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with

PGIM Credit Income Fund 57

Notes to Financial Statements (unaudited) (continued)

the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Cash and Cash Equivalents: Cash represents cash deposits held at financial institutions, which at times may exceed U.S. federally insured limits. The Fund’s deposits are held at financial institutions with high credit-quality to minimize credit risk exposure. Cash equivalents consist of other highly liquid investments, such as money market funds. Cash and cash equivalents are carried at cost, which approximates fair value.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Credit Income Fund 59

Notes to Financial Statements (unaudited) (continued)

3.	Agreements

The Fund has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended June 30, 2024, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
1.10% of average daily total managed assets	1.10%

“Total managed assets” means total assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and any preferred shares that may be outstanding, if issued) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding common shares and preferred shares issued by the Fund. For purposes of this calculation, average daily value of the Fund’s total managed assets is determined at the end of each month on the basis of the average value of the Fund’s total managed assets of the Fund for each day during the month.

The Manager has contractually agreed to waive its management fee until December 6, 2024, one year from the effective date of the Fund’s registration statement (the “Waiver Period”). Following the Waiver Period, the Manager will receive a Management Fee at an annual rate of 1.10% of the average daily value of the Fund’s total managed assets.

Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from effectiveness of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets (annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. As of June 30, 2024, under the ELRA, the amount eligible for potential recoupment is $575,936, expiring in 2026, $540,652 expiring in 2027 for a total of $1,116,588.

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of: (i) the Management Fee, (ii) the distribution and servicing fee (the “Distribution and Service Fee”), (iii) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A

Effective July 1, 2024, the Fund’s Class A Shares are subject to a Distribution and Servicing Fee of 0.75%.

For the reporting period ended June 30, 2024, PIMS did not receive any front-end sales charges resulting from sales of Class A shares. Additionally, for the period ended December 31, 2023, PIMS did not receive any early redemption fees resulting from redemptions of certain share classes.

PGIM Investments, PGIM, Inc., PGIM Limited, and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Credit Income Fund 61

Notes to Financial Statements (unaudited) (continued)

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended June 30, 2024, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended June 30, 2024, were as follows:

Cost of Purchases	Proceeds from Sales
$105,061,769	$37,992,783

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the reporting period ended June 30, 2024, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 5.559%)(1)(wb)
$22,668,219	$56,843,325	$78,791,150	$—	$—	$720,394	720,394	$161,669

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2024 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$129,725,044	$2,366,965	$(1,297,636)	$1,069,329

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Capital and Ownership

The Fund offers three classes of its common shares on a continuous basis: Class A Common Shares (“Class A Shares”), Class C Common Shares (“Class C Shares”), and Class Z Common Shares (“Class Z Shares”). The Fund may offer additional classes of its Common Shares in the future.

Class A Shares are subject to a sales load of up to 3.25% of the total offering price (including sales load). Class C Shares and Class Z Shares are not subject to a sales load. Shares redeemed prior to 12 months from the date of issue are subject to a 2% early redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

Effective July 1, 2024, Class A Shares are subject to a sales load of up to 2.50% of the total offering price (including sales load).The Fund’s early redemption fee on shares repurchased within one year is eliminated.

PGIM Credit Income Fund 63

Notes to Financial Statements (unaudited) (continued)

Effective July 1, 2024, The Fund’s Class A Share sales load schedule is modified so that investors who purchase $250,000 or more of Class A Shares (or otherwise qualify through utilization of the Rights of Accumulation, Letter of Intent or 90-Day Repurchase Privilege) will not be subject to a sales load. However, a contingent deferred sales charge (“CDSC”) of 1.50% will be assessed on Class A Shares purchased without a sales charge if the shares are repurchased during the first 12 months after their purchase. In addition, a CDSC of 1.00% will be assessed on Class C Shares if the shares are repurchased during the first 12 months after their purchase.

The Fund is authorized to issue an unlimited number of shares, $0.001 par value per share.

As of June 30, 2024, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	419	100.0%
C	417	100.0
Z	4,179,821	99.9

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	99.9%
Unaffiliated	—	—

Transactions in shares of were as follows:

Share Class	Shares		Amount

Class A
Six months ended June 30, 2024:
Shares issued in reinvestment of dividends and distributions	17		$422

Net increase (decrease) in shares outstanding	17		$422

Period ended December 31, 2023*:
Shares sold	400	**	$—
Shares issued in reinvestment of dividends and distributions	2		50

Net increase (decrease) in shares outstanding	402		$50

Share Class	Shares		Amount

Class C
Six months ended June 30, 2024:
Shares issued in reinvestment of dividends and distributions	15		$ 384

Net increase (decrease) in shares outstanding	15		$ 384

Period ended December 31, 2023*:
Shares sold	400	**	$ —
Shares issued in reinvestment of dividends and distributions	2		45

Net increase (decrease) in shares outstanding	402		$ 45

Class Z
Six months ended June 30, 2024:
Shares sold	1,192,001		$30,002,669
Shares issued in reinvestment of dividends and distributions	170,394		4,327,578

Net increase (decrease) in shares outstanding	1,362,395		$34,330,247

Period ended December 31, 2023*:
Shares sold	2,803,240	**	$70,000,000
Shares issued in reinvestment of dividends and distributions	14,293		359,908

Net increase (decrease) in shares outstanding	2,817,533		$70,359,908

*	Commencement of operations was December 11, 2023.
**

Includes seed capital. Prior to the Fund’s commencement of operations, the Fund was seeded with a capital investment from PGIM Strategic Investments, Inc., of $10,000, $10,000, and $81,000, respectively, in Class A, Class C and Class Z Common Shares.

Repurchase Offers: The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable redemption fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV on the repurchase request deadline at the net asset value per Common Share as of the repurchase pricing date. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund may impose a redemption fee of 2.00% to Class A, Class C and Class Z Common Shares that are accepted for repurchase by the Fund and have been held by the investor for less than twelve months. The results of the repurchase offers are as follows:

Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased

June 27, 2024	July 26, 2024	July 26, 2024	11	$296

PGIM Credit Income Fund 65

Notes to Financial Statements (unaudited) (continued)

8.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

No History of Operations: The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

General, Market and Economic Risks: Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with coronavirus (“COVID-19”) or other infectious disease outbreaks). International wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Repurchase Offers Risk: Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other cash equivalents held by the

Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

In the event that shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined.

Illiquid Investment Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. The Fund may also invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.

Distributions Risk: There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might

PGIM Credit Income Fund 67

Notes to Financial Statements (unaudited) (continued)

not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk: In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Valuation Risk: The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadvisers with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’ credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Fixed Income Instruments Risk: In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

●

Issuer Risk: The value of the Fund’s fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

●

Interest Rate Risk: The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk,

PGIM Credit Income Fund 69

Notes to Financial Statements (unaudited) (continued)

although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

●

Floating-Rate and Fixed-to-Floating-Rate Securities Risk: The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

●

Prepayment Risk: During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

●

Extension Risk: During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

●

Reinvestment Risk: Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

●

Spread Risk: Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security held by the Fund widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

●

Credit Risk: Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk: The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default.

The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.

PGIM Credit Income Fund 71

Notes to Financial Statements (unaudited) (continued)

In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings.

Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

Distressed and Defaulted Obligations Risk: The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new investment the value of which will be less than the purchase price to the Fund of the investment in respect to which such distribution was made.

Subprime Risk: Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities.

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

Derivatives Risk: The Fund’s investments in derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

●

Counterparty Risk: The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased.

●	Currency Risk: The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Fund investment.

●

Leverage Risk: The Fund may use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

●

Liquidity Risk: The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in

PGIM Credit Income Fund 73

Notes to Financial Statements (unaudited) (continued)

over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

●

Correlation Risk: The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadvisers to predict pertinent market movements, which cannot be assured.

●

Index Risk: If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

●

Regulatory Risk: Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements have recently been phased in. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

●

Credit Default Swaps Risk: Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

Leverage Risk: Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates special risks and considerations for Common Shareholders, including:

●	the likelihood of greater volatility of NAV of Common Shares than a comparable fund without leverage;

●

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

●

magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and

●	leverage may increase expenses (which will be borne entirely by the Common Shareholders), which may reduce the Fund’s NAV and the total return to Common Shareholders.

Allocation of Investment Opportunities Risk: Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund may seek to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of

PGIM Credit Income Fund 75

Notes to Financial Statements (unaudited) (continued)

interest where demand exceeds available supply. While the Manager believes it is likely that there will be some overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts from time to time, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

Non-U.S. Investment Risks: The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

“Covenant-Lite” Risk: Some of the debt obligations, loans or other securities in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Senior Debt Risk: The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Confidential Information Access Risk: In managing the Fund (and other PGIM clients), PGIM may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Pursuant to applicable policies and procedures, PGIM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. PGIM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

9.	Subsequent Events

The Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of June 30, 2024 except as discussed below.

On July 29, 2024, the Fund declared monthly dividends of $0.21011 per share for Class A, $0.19265 per share for Class C, and $0.21564 per share for Class Z, payable on July 31, 2024, to shareholders of record on July 30, 2024. The ex-date is July 31, 2024.

PGIM Credit Income Fund 77

Other Information

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM CREDIT INCOME FUND

PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Trustees on its common shares of beneficial interest (the “Common Shares”):

1. Unless a shareholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Trustees shall be payable in Common Shares of the Fund, and no action shall be required on such shareholder’s part to receive a Distribution in Common Shares.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Trustees to shareholders of record at the close of business on the record date(s) established by the Board of Trustees for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Shares acquired pursuant to the Plan for each shareholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of shareholders such as banks, brokers or nominees that hold the Common Shares of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified by the record shareholders as representing the total amount registered in such shareholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the shareholder’s behalf, will receive additional authorized Common Shares from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Shares issued to a shareholder under the Plan. All Common Shares purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Shares pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A shareholder may, however, elect to receive Distributions in cash. To exercise this option, such shareholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Trustees for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) of Common Shares of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Common Shares issued pursuant to the Plan will have the same voting rights as the Common Shares issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.pgim.com/investments, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to the Plan Administrator at PGIM Investments, PO Box 219929, Kansas City, MO 64121-9929 or by calling the Plan Administrator at (844) 753-6354. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Shares as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Shares on behalf of the terminating Participant. In the event reinvestment

PGIM Credit Income Fund 79

Other Information (continued)

is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: November 9, 2023

Amended: July 31, 2024

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●	Name
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●	As required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies that perform services for us or on our behalf for our everyday business purposes, such as providing services to you, administering your account or policy, and marketing products and services of Prudential and other companies in which you may be interested. Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that company. We will not share your phone number with non-Prudential companies for the purposes of text messaging. Only Prudential companies who have obtained your prior express written consent will be able to contact you via text messaging.

We may also share consumer report information among Prudential companies, which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.
●	Call us at: 1-877-248-4019

If, after 2016, you told us not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

Please note that you are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions?

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies

Prudential Insurance Agency, LLC; Assurance IQ, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC; PGIM Wadhwani, LLP

Bank and Trust Companies

Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2024

D6021

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Morris L. McNair III • Mary Lee Schneider • Thomas M. Turpin • Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer •

Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary •

Elyse M. McLaughlin, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 219929 Kansas City, MO 64121

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Simpson Thacher & Bartlett LLP	425 Lexington Avenue New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. An investor may obtain the prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Credit Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

 Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CREDIT INCOME FUND

SHARE CLASS	A	C	Z

NASDAQ	PGIZX	PGAJX	PGIWX
CUSIP	69434A207	69434A306	69434A108

MF253E2

(b) Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 –	Code of Ethics – Not required, as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 –	Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 1 of this Form.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies. – Not applicable.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – None.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 –	Controls and Procedures

(a)   It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)   There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 –	Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 –	Exhibits

(a)(1)	Code of Ethics – Not required, as this is not an annual filing.

(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.

(a)(3)(1)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(3)(2)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PGIM Credit Income Fund

By:	s/Andrew R. French
Andrew R. French
Secretary

Date:	August 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	August 22, 2024

By:	s/Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	August 22, 2024